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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2008


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

           000-24743                                        31-1455913
    (Commission File Number)                               (IRS Employer
                                                         Identification No.)

                       5500 Wayzata Boulevard, Suite 1600
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On September 16, 2008, with the prior approval of the Board of Directors, Buffalo Wild Wings, Inc. (the "Company") entered into an employment agreement with each of Sally J. Smith, President and Chief Executive Officer; Mary J. Twinem, Executive Vice President, Chief Financial Officer, and Treasurer; James M. Schmidt, Executive Vice President, General Counsel, and Secretary; Judith A. Shoulak, Senior Vice President, Operations; and Kathleen M. Benning, Senior Vice President, Marketing and Brand Development. These employment agreements amend and restate prior agreements with each executive officer, effective immediately.

         The employment agreements have an initial term expiring on the last day of the Company's 2009 fiscal year and provide that the term will automatically be extended for successive one-year periods, ending on the Company's current fiscal year, unless either party gives written notice to the other at least four
(4) months prior to the expiration of the current term.

         The employment agreements provide for severance for the executive in the event that the Company terminates the executive's employment without Cause (as defined in the agreement, which includes non-renewal by the Company of the term) or the executive resigns with Good Reason (as defined in the agreement). In such event, the executive is entitled to (a) continued base salary for 18 months, payable in accordance with the Company's regular payroll schedule, (b) continued medical benefits for up to 18 months, provided the executive continues to pay his or her share of the premiums, and (c) an amount equal to the cash incentive payment that would otherwise be payable under the Company's annual incentive program, prorated for the year of termination, based on actual performance towards objectives or in the case of individual performance objectives, based on 50% of the award amount allocated to such individual objectives.

         In the event that the Company terminates the executive's employment without Cause or the executive resigns with Good Reason within one year following a Change of Control (as defined in the agreement), the executive is entitled to the same severance payments and benefits described above, except that the payments of base salary must be paid to the executive in a single lump sum no later than 2 1/2 months after the date of the termination of the executive's employment.

         The employment agreements also provide that, during employment and for a period of 12 months following termination of employment with the Company, each executive will not compete with the Company, will not solicit or hire employees of the Company at a director level or above, and will not solicit or interfere with any customer, supplier, franchisee, or other business contacts of the Company.

         In accordance with the terms of the employment agreements, the Company and each executive also entered into an amendment to restricted stock unit awards originally granted on December 26, 2005 and January 1, 2007. The amendments substantially conform the accelerated vesting terms to the terms included in the restricted stock unit awards made by the Company in 2008. Specifically, each amendment provides for accelerated vesting in connection with certain triggering events of the portion of the restricted stock unit award that was otherwise scheduled to vest (if a specified Company earnings goal was achieved) at the end of the fiscal year in which the triggering event occurred. The triggering events are (a) the termination of the executive's employment due to death or disability, (b) pending a Change in Control (as defined in the amendment), the Administrator of the Company's 2003 Equity Incentive Plan determines that the restricted stock unit award will not be continued, assumed, or replaced in connection with the Change in Control, or (c) the Company terminates the executive for reasons other than Cause (as defined in the amendment) or the executive resigns for Good Reason (as defined in the amendment) within one year following a Change of Control if the restricted stock unit award has been continued, assumed, or replaced in connection with the Change in Control.


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         Copies of the Amended and Restated Employment Agreements are attached hereto as Exhibits 10.1 through 10.5 and are incorporated in this Report as if fully set forth herein. A form of an Amendment to Notice of Restricted Stock Unit Awards is attached hereto as Exhibit 10.6 and is incorporated in this Report as if fully set forth herein.


Item 9.01.     Financial Statements and Exhibits.

               (c) Exhibits:

                   10.1 Employment Agreement dated September 16, 2008 with Sally J. Smith

                   10.2 Employment Agreement dated September 16, 2008 with Mary J. Twinem

                   10.3 Employment Agreement dated September 16, 2008 with James M. Schmidt

                   10.4 Employment Agreement dated September 16, 2008 with Judith A. Shoulak

                   10.5 Employment Agreement dated September 16, 2008 with Kathleen M. Benning

                   10.6 Form of Amendment to Notice of Restricted Stock Unit Award Relating to Awards in Fiscal Years 2006 and 2007 to Executive Officers


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 22, 2008

                                  BUFFALO WILD WINGS, INC.


                                  By       /s/ James M. Schmidt
                                    --------------------------------------------
                                       James M. Schmidt, Executive Vice
                                       President, General Counsel, and Secretary


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

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
September 16, 2008                                                     000-24743

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EXHIBIT
   NO.           ITEM

  10.1         Employment Agreement dated September 16, 2008 with Sally J. Smith

  10.2         Employment Agreement dated September 16, 2008 with Mary J. Twinem

  10.3         Employment Agreement dated September 16, 2008 with James M.
               Schmidt

  10.4         Employment Agreement dated September 16, 2008 with Judith A.
               Shoulak

  10.5         Employment Agreement dated September 16, 2008 with Kathleen M.
               Benning

  10.6 Form of Amendment to Notice of Restricted Stock Unit Award Relating to Awards in Fiscal Years 2006 and 2007 to Executive Officers


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